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                                                                   Exhibit 10.17


                              AMENDMENT NO. 2
                                    TO
                        SECURITYHOLDERS' AGREEMENT
                     AND SECURITIES PURCHASE AGREEMENT

    This Amendment No. 2, dated as of March 1, 1999, is entered into by and among Carrier 1 International S.A., a Luxembourg SOCIETE ANONYME (the "Company"), Carrier One, LLC, a limited liability company formed under the laws of Delaware ("Carrier One"), and Olaf Bertschinger (said Amendment being referred to as "this Amendment"). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Securities Purchase Agreement, dated as of March 1, 1999 (the "Securities Purchase Agreement"), among the Company, Carrier One, and the Purchasers referred to therein and, or, if not defined therein, in the Securityholder's Agreement, dated as of March 1, 1999 (the "Securityholders' Agreement"), among the Company, Carrier One, and the Securityholders referred to therein.

                                WITNESSETH:

    WHEREAS, the Company, Carrier One, and certain of the Purchasers and Securityholders are parties to the Securities Purchase Agreement and Securityholders' Agreement;

    WHEREAS, Olaf Bertschinger may acquire Securityholders Securities pursuant to a separate Option Agreement with the Company and, in such event, will be subject to the rights and obligations of Purchasers and Securityholders under the Securities Purchase Agreement and Securityholders' Agreement;

    WHEREAS, pursuant to Article XII of the Securities Purchase Agreement, the Company may sell additional Equity Securities to Olaf Bertschinger as an Additional Purchaser in accordance with the terms of said agreement, in which case such Additional Purchaser shall by a separate letter agreement become a part to said agreement;

    WHEREAS, pursuant to Section 24 of the Securityholders' Agreement, Additional Purchasers may become a party to the Securityholders' Agreement and shall be bound by the terms of such agreement upon agreement between the Company, Carrier One and such Additional Purchasers without further notice to the Management Holders;

    WHEREAS, the Company, Carrier One, and Olaf Bertschinger have agreed to amend the Securities Purchase Agreement and Securityholders' Agreement as provided herein;

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    NOW, THEREFORE, in consideration of the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

SECTION 1. AMENDMENT TO SECURITIES PURCHASE AGREEMENT. Effective as of the date hereof, the Securityholders' Agreement is hereby amended in accordance with Article XII of the Securities Purchase Agreement, to add Olaf Bertschinger as an Additional Purchaser and a party to such agreement; Olaf Bertschinger hereby agrees to be bound by all of the terms and conditions of the Securities Purchase Agreement and this Amendment and the Company and Carrier One hereby consent to Olaf Bertschinger as an Additional Purchaser.

SECTION 2. AMENDMENT TO SECURITYHOLDERS' AGREEMENT. Effective as of the date hereof, the Securityholders' Agreement is hereby amended in accordance with
Section 24 of the Securityholders' Agreement, to add Olaf Bertschinger as Securityholder and a party to such agreement; Olaf Bertschinger hereby agrees to be bound by all of the terms and conditions of the Securityholders' Agreement and this Amendment and the Company and Carrier One hereby consent to Olaf Bertschinger being added as Securityholder.

         SECTION 3. REPRESENTATIONS AND WARRANTIES.

         Each of the Company and Carrier One hereby represents and warrants that (i) it has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder, (ii) it has taken all action necessary for the execution and delivery by it of this Amendment and the performance by it of its obligations hereunder, and (iii) this Amendment constitutes its valid and binding obligation enforceable against it in accordance with its terms except to the extent enforceability may be subject to bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally or the application of principles of equity, whether in an action at law or proceeding in equity.

         SECTION 4. REFERENCE TO AND EFFECT UPON THE AGREEMENTS

         4.1 Except as specifically amended above, the Securities Purchase Agreement and the Securityholders' Agreement shall remain in full force and effect and are hereby ratified and confirmed.

         4.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or Securityholder under the Securities Purchase Agreement or Securityholders' Agreement, nor constitute an amendment of any provision of the Securities Purchase Agreement or Securityholders' Agreement, except as specifically set forth herein.



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     SECTION 5. GOVERNING LAW AND JURISDICTION

     5.1 This Amendment shall be construed and administered in accordance with and governed by the laws of Luxembourg.

     5.2 The courts of England have jurisdiction to hear and decide any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively, "PROCEEDINGS" and "DISPUTES") and for this purpose each party irrevocably submits to the jurisdiction of the Courts of England. This paragraph does not prevent any party to this Agreement from taking proceedings relating to Proceedings or Disputes in any other courts with jurisdiction. Each party irrevocably waives any objection which it might at any time have to the courts of England being nominated as the forum to hear and decide any Proceedings and to settle any disputes and agrees not to claim that the courts of England are not a convenient or appropriate forum.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto as of the day and year first above written.


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                                      CARRIER ONE, LLC


                                      By:  /s/ Glenn M. Creamer
                                          -----------------------------------
                                          Name:  Glenn M. Creamer
                                          Title: Chairman



                                      CARRIER 1 INTERNATIONAL S.A.


                                      By:  /s/ Stig Johansson
                                          -----------------------------------
                                          Name:  Stig Johansson
                                          Title: Chairman



                                      By:  /s/ Glenn M. Creamer
                                          -----------------------------------
                                          Name:  Glenn M. Creamer
                                          Title:


                                          /s/ Olaf Bertschinger
                                          -----------------------------------
                                          Olaf Bertschinger


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